                 THIS AGREEMENT made as of the 1st day of June, 2000.




                 BETWEEN: FOREST GLADE PROPERTIES INC.



                 AND: WAYNE LOFTUS, GIL RAHIER HOLDINGS LTD., FRANK DENIS & MICHAEL JENKS



                       -----------------------------------
                            SHARE TRANSFER AGREEMENT
                       -----------------------------------


                                 JAMES A. MOONEY
                              Barrister & Solicitor
                                1033 - 3rd Avenue
                               Prince George, B.C.
                                V2L 3E3 562-3324


                                 File No. 23908



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THIS AGREEMENT made as of the 1st day of June, 2000.

BETWEEN:

                          FOREST GLADE PROPERTIES INC.

                    (hereinafter referred to as "the Vendor")

                                                             OF THE FIRST PART
AND:
               WAYNE LOFTUS, GIL RAHIER HOLDINGS LTD., FRANK DENIS
               AND MICHAEL JENKS

        (hereinafter referred to as "the Purchaser")

                                                          OF THE SECOND PART

         WHEREAS the Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor 100 shares (hereinafter referred to as the Shares) in the capital stock of 514592 B.C. Ltd. (hereinafter referred to as the Company).

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of ONE DOLLAR ($1.00) and other good and valuable consideration now paid by the Purchaser to the Vendor (the receipt and sufficiency whereof is hereby acknowledged) the parties hereto agree as follows:

1. The Purchaser hereby purchases the Shares from the Vendor and the Vendor hereby sells the Shares to the Purchaser.

2.       The Vendor represents and warrants to the Purchaser as follows:

         (a) The Shares are validly issued and outstanding as fully paid and non-assessable shares in the capital stock of the Company;

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         (b)      The Shares are free and clear of all liens, charges and
                  encumbrances;
         (c)      The Vendor is not indebted to the Company;
         (d)      The Company is not indebted to the Vendor;
         (e) The Vendor has good and sufficient right and authority to enter into this Agreement on the terms herein set forth, and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser.

3. The Vendor agrees to execute and deliver, or cause to be executed and delivered, all such further documents and instruments, and to do or cause to be done, all such acts and things as the Purchaser may reasonably require to carry out the full intent and meaning of this Agreement.

4. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF this Agreement has been executed by the parties as follows:

SIGNED, SEALED AND DELIVERED
By the Vendor
On the 1st day of June
2000, in the presence of



/s/ Wayne Loftus
------------------------
Authorized Signatory



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SIGNED SEALED AND DELIVERED by the Purchaser
On the 1st day of June, 2000


                                              /s/ Frank Denis
                                              -----------------------------
                                              Frank Denis

                                              /s/ Wayne Loftus
                                              -----------------------------
                                              Wayne Loftus

                                              /s/ Gil Rahier
                                              ---------------------------------
                                              GIL RAHIER HOLDINGS LTD. by
                                              Its authorized signatory


                                              /s/ Michael Jenks
                                              ---------------------------------
                                              Michael Jenks